Inventories	12 Months Ended
Dec. 31, 2021
Inventories [Abstract]
Inventories	Inventories

	2021	2020
	$	$

Gold and silver bullion	52,867	39,157
In-process inventory	13,260	7,984
Ore stock-pile inventory	72,242	71,115
Materials and supplies	133,985	119,799
	272,354	238,055

Ore stock-pile inventory includes amounts for the Fekola Mine of $52 million (2020 - $44 million), for the Otjikoto Mine of $16 million (2020 – $25 million), and for the Masbate Mine of $4 million (2020 - $2 million).